© Supermicro 2014 Second Quarter Fiscal 2014 Earnings Conference Presentation January 21, 2014 Exhibit 99.2

2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, poor product sales, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events. For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

3 Non-GAAP Financial Measures Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non- GAAP net income and net income per share in this presentation exclude stock-based compensation expense and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended December 31, 2013. In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's SEC filings.

4 Q2’FY2014 Non-GAAP Financial Highlights (in millions, except per share data) Q2'14 YoY Sequential Revenue $356.4 22.3% 15.3% Profit after Tax $15.9 103.0% 60.9% EPS $0.35 94.4% 59.1% Change

5 Summary of Results  Revenues were 22.3% higher year over year  OEM and Direct business was 46.6% of total revenues and Internet Data Center was 13% of total revenues  System business was 48.8% of total revenues  Revenues by Geography:  US – 50.4%  Europe – 23.9%  Asia – 23%  Other – 2.7%

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7 Revenue Trend Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 $291 $278 $322 $309 $356 $'s millions Supermicro Revenue Trend Y/Y 16.6% 15.8% 16.8% 14.2% 22.3% Seq. 7 7 -4 6 5 9 - 1 15

8 Revenue Analysis Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 $165 $162 $169 $166 $182 $126 $116 $153 $143 $174 $'s millions Supermicro Subsystems/System Revenue Subsystems Systems

9 Non-GAAP Gross Margins Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 13.8% 14.1% 14.4% 15.2% 15.5%

10 Non-GAAP Operating Margin Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 3.6% 2.9% 4.7% 4.7% 6.4%

11 Summary P&L non-GAAP (in millions, except per share data) Q2'14 YoY Sequential Q2'13 Q1'14 Operating Expense $32.3 $2.5 -$0.1 $29.8 $32.4 Operati g Expense Ratio 9.1% -1.1% -1.4% 10.2% 10.5% Operating Income $23.0 $12.5 $8.4 $10.5 $14.6 Net Income $15.9 $8.1 $6.0 $7.8 $9.9 EPS $0.35 $0.17 $0.13 $0.18 $0.22 Diluted Common Share Count 46.0 43.7 45.0 Effective Quarterly Tax Rate 30.5% 24.5% 31.7% Change

12 Q2 FY2014 YTD Summary Statement of Cash Flows ($’s millions) 31-Dec-13 31-Dec-12 Net income $21.0 $5.8 Depreciation and amortization $2.9 $4.0 Stock comp expense $5.4 $5.8 Other reserves $1.7 $1.9 Net change in AR, Inventory, AP -$19.3 -$15.4 Other prepaids and liabilities $6.7 $3.5 Cash flow from operations $18.4 $5.6 Capital expenditures -$34.0 -$2.8 Free cash flow -$15.6 $2.8 Net cash - investing activities $0.0 $0.3 Net cash - financing activities $12.4 $4.1 Effect of exchange rate fluctuation on cash and cash equivalents $0.0 $0.4 Net change in cash -$3.2 $7.6

Q2 FY2014 Summary of Balance Sheet Metrics ($’s millions) 13 Q2'14 Q1'14 Change Cash Equivalents & Investments 92.6$ 114.2$ (21.6)$ Accounts Receivable 161.2$ 134.1$ 27.1$ Inventory 290.9$ 254.3$ 36.6$ Accounts Payable 205.8$ 165.7$ 40.1$ DSO 38 42 -4 DIO 83 89 -6 DPO 57 59 -2 Cash Cycle Days 64 72 -8

14 Supplemental Financials Second Quarter Fiscal 2014 Ended December 31, 2013

15 Non-GAAP Financial Summary (in millions, except per share data) Q2'14 Q1'14 Q2'13 Net Sales 356.4$ 309.0$ 291.5$ Non-GAAP Gross Margin 15.5% 15.2% 13.8% Non-GAAP Operating Expenses 32.3$ 32.4$ 29.8$ Non-GAAP Operating Income 23.0$ 14.6$ 10.5$ Non-GAAP Net Income 15.9$ 9.9$ 7.8$ Non-GAAP Net Income per share 0.35$ 0.22$ 0.18$ Fully diluted shares for calculation 46.0 45.0 43.7

16 Prior Period Net Income Comparisons (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q2'14 Q1'14 Q2'13 Net Income (GAAP) 13.3$ 7.7$ 4.9$ Stock Comp & Other Unusual Expense (tax affected)* 2.6$ 2.2$ 2.9$ Net Income (Non-GAAP)* 15.9$ 9.9$ 7.8$ Diluted Net Income per common share (GAAP) 0.30$ 0.17$ 0.11$ Stock Comp & Other Unusual Expense (tax affected)* 0.05$ 0.05$ 0.07$ Diluted Net Income per share (Non-GAAP)* 0.35$ 0.22$ 0.18$ Shares used in diluted EPS calculation (Non-GAAP) * 46.0 45.0 43.7

17 Quarterly Net Income (Loss) GAAP to Non-GAAP Reconciliation (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q2'14 Q1'14 Q4'13 Q3'13 Q2'13 Net income (GAAP) 13.3$ 7.7$ 8.4$ 7.0$ 4.9$ Adjustments: Stock-based compensation expense 2.8$ 2.6$ 2.7$ 2.9$ 2.9$ Income tax effects of adjustments (0.2)$ (0.4)$ 0.2$ 0.1$ (0.0)$ Net income (Non-GAAP)* 15.9$ 9.9$ 11.3$ 10.0$ 7.8$ Diluted Net Income per share (GAAP) 0.30$ 0.17$ 0.19$ 0.16$ 0.11$ Adjustments: 0.05$ 0.05$ 0.07$ 0.07$ 0.07$ Diluted Net Income per share (Non-GAAP)* 0.35$ 0.22$ 0.26$ 0.23$ 0.18$ Diluted shares used in GAAP per share calculation 45.0 44.6 43.9 44.1 43.4 Diluted shares used in Non-GAAP per share calculation 46.0 45.0 44.2 44.5 43.7